UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 4, 2013
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN	1-7626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Beginning April 4, 2013, Sensient Technologies Corporation entered into new change of control agreements with its executive officers that eliminate any tax "gross-up" payments in the event of a change of control.  Sensient's change of control agreements entered into before 2010 included a commitment to pay amounts necessary to cover excise taxes resulting from the change of control.  In 2010 Sensient stopped including the tax gross-up provisions in new change of control agreements, but it did not amend agreements entered into prior to that change in policy.  Sensient’s form of change of control agreement eliminating tax gross-up payments was filed as Exhibit 10.1(b)(3) to its annual report on Form 10-K for the fiscal year ended December 31, 2011, and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION
(Registrant)

By:	/s/ John L. Hammond
	Name:	John L. Hammond
	Title:	Senior Vice President, General Counsel and Secretary

Date: April 5, 2013